CENTERSTONE INTERNATIONAL FUND

CLASS I		CLASS A		CLASS C
CINTX	w	CSIax	w	CSINX

Summary Prospectus

August 1, 2023

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, at www.centerstoneinv.com. You can also get this information at no cost by calling 1-877-314-9006 or by sending an email request to ordercenterstonefunds@ultimusfundsolutions.com. The Fund’s statutory Prospectus and Statement of Additional Information dated August 1, 2023, are incorporated by reference into this Summary Prospectus.

Investment Objective. The investment objective of the Centerstone International Fund (the “International Fund”) is to seek long-term growth of capital.

Fees and Expenses of the International Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the International Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the International Fund. More information about these and other discounts is available from your financial professional and under the heading “Shareholder Information – More About Class A Shares” on page 40 of this Prospectus. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are provided in “Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts” to the Prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)	1.00%(1)	1.00%(2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.76%	0.76%	0.76%
Acquired Fund Fees and Expenses(3)	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	2.03%	2.78%	1.78%
Fee Waiver/Expense Reimbursement	(0.56)%	(0.56)%	(0.56)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	1.47%	2.22%	1.22%
(1)	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 18 months of their purchase when an initial sales charge was not paid on the purchase.
(2)	If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of International Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.
(3)	This number represents the combined total fees and operating expenses of the acquired funds owned by the International Fund and is not a direct expense incurred by the International Fund or deducted from the International Fund’s assets. Since this number does not represent a direct operating expense of the International Fund, the operating expenses set forth in the International Fund’s financial highlights do not include this figure.
(4)	Centerstone Investors, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses of the International Fund, at least until August 1, 2025 so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (but does not include: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.35%, 2.10% and 1.10% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the International Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated by the Board of Trustees, on behalf of the International Fund, only on 60 days’ written notice to the Adviser or upon termination of the Advisory Agreement between the Adviser and the Trust.

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Example. This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through August 1, 2025. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$642	$999	$1,437	$2,653
Class C	Shares held $225 Shares sold $325	$753	$1,367	$3,025
Class I	$124	$448	$857	$1,999

Portfolio Turnover. The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the International Fund’s performance. During the fiscal year ended March 31, 2023, the portfolio turnover rate of the International Fund was 15.90% of the average value of its portfolio.

Principal Investment Strategies. To achieve its objective of long-term capital growth, normally, the International Fund invests at least 60% of its net assets in foreign (non-U.S.) equity securities. Equity securities are selected based on their price versus value, business quality and balance sheet strength, among other factors. The International Fund also may invest up to 40% of its total assets in debt instruments (including those of foreign issuers). The International Fund may also invest in cash and cash equivalents. The International Fund may generally invest in the following fixed income securities: notes, bills and debentures, bank debt obligations, high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities (Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public); and securities issued by international government or quasi-government organizations and sovereign debt securities. The International Fund may invest in debt securities generally without regard to their credit rating or time to maturity. The International Fund may invest up to 20% of its total assets in lower-rated or defaulted debt securities (including so-called “junk bonds”), corporate debt, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. In selecting debt securities to achieve the International Fund’s investment objective, the Adviser considers the likelihood of default and the potential for capital appreciation. The International Fund may also invest up to 10% of its total assets in precious metals such as gold or silver, or in instruments related to such precious metals such as commodity contracts, options on such contracts, structured notes and ETFs. The International Fund may invest in the foregoing securities or assets directly or gain exposure to such securities or assets indirectly by investing in ETFs or other investment companies.

The International Fund particularly seeks companies that have financial strength and stability, strong management and fundamental or intrinsic value. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for a company in normal markets. The Adviser follows a bottom-up oriented long-term investment philosophy. The International Fund identifies investment opportunities through intensive research of individual companies and generally does not focus or rely on current stock market conditions and other macro factors when assessing potential investment opportunities. The International Fund focuses its investments in areas where the Adviser finds the most compelling opportunities at any given moment and on situations that, in the Adviser’s opinion, have the potential for capital appreciation. The investment philosophy and strategy of the International Fund seeks a “margin of safety” in investments, i.e., where the market price of an investment is below its fundamental value, with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that the Adviser views as under business model, balance sheet, management or other stresses. For these reasons, the International Fund may seek investments in the equity securities of companies in industries that are believed to be temporarily depressed.

Investment decisions for the International Fund are made without regard to the capitalization (size) of the companies in which it invests. The International Fund may invest in any size company.

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The International Fund invests primarily in equity securities of companies traded in mature markets (markets that already have a number of established companies, for example, Japan, Germany and France) and may invest in countries whose economies are still developing (sometimes called “emerging markets”). The International Fund intends to invest its assets in investments that are tied economically to a number of countries throughout the world. Under normal circumstances, the Fund invests in issuers located in at least three different countries (not including the U.S. although the Fund may also invest in U.S. issuers).

The International Fund may invest a portion of its assets in derivative instruments. These include forward contracts and futures contracts. The International Fund may invest in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for non-hedging speculative that seek to take maximum advantage of market fluctuations. The International Fund may seek to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts and may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies or to generate income or gains.

The International Fund may also engage in securities lending to generate income.

The Adviser considers selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the International Fund. Each risk summarized below is a principal risk of investing in the International Fund and different risks may be more significant at different times depending upon market conditions or other factors.

w	Cash and Cash Equivalents Risk. At any time, the International Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
w	Credit Risk. The issuer of a security or other instruments may not be able to make principal and interest payments when due. In addition, the credit quality of fixed income securities held by the International Fund may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations.
w	Currency Risk. Changes in foreign currency exchange rates will affect the value of what the International Fund owns and the International Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
w	Derivatives Risk. Investments in derivatives, including options, forward contracts, futures contracts and foreign currency derivatives, include the risk that derivatives may result in losses that are potentially unlimited and that partially or completely offset gains in portfolio positions. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.
w	Emerging Markets Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the International Fund’s investment strategy. The International Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.
w	Equity Securities Risk. The International Fund invests in common stock (and securities convertible into common stocks) which subjects the International Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the International Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the International Fund’s investments goes down, your investment in the International Fund decreases in value and you could lose money.
w	ETF Risk. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the International Fund. As a result, the cost of investing in the International Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks. ETFs are subject to specific risks, depending on the nature of the fund. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time
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is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

w	Fixed Income Risk. When the International Fund invests in fixed income securities (without regard to credit rating or time to maturity), the value of your investment in the International Fund may fluctuate with changes in interest rates. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).
w	Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
w	Gold and Precious Metals Risk. The International Fund may invest directly and indirectly in precious metals. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation, which may have an impact on the International Fund’s performance.
w	Hedging Risk. Hedging, including foreign currency hedging, is a strategy in which the International Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the International Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The International Fund is not required to use hedging and may choose not to do so.
w	Junk Bond Risk. Lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy.
w	Large-Cap Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
w	Management Risk. The investment process used by the International Fund’s portfolio manager could fail to achieve the International Fund’s investment goal and cause an investment in the International Fund to lose value.
w	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.
w	Mid-Cap Company Risk. Mid-cap companies in which the International Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.
w	Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the International Fund to achieve its investment objective and could increase the operating expenses of the International Fund.
w	Securities Lending Risk. The International Fund may lend portfolio securities to U.S. Government securities dealers and to institutions, such as banks and certain broker-dealers. The International Fund may experience a loss or delay in the recovery of its securities if the borrower breaches its agreement with the International Fund.
w	Small-Cap Company Risk. To the extent the International Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies.
w	Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may actually be appropriately priced. Additionally, securities that
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exhibit value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

w	Volatility Risk. The International Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the International Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance. The International Fund acquired all of the assets and liabilities of Centerstone International Fund, a series of Centerstone Investment Trust, (the “Predecessor Fund”) in a tax-free reorganization on March 5, 2021. In connection with this acquisition, shares of the Predecessor Fund’s Class A, Class C and Class I Shares were exchanged for Class A, Class C and Class I Shares of the International Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the International Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the International Fund. The International Fund is a continuation of the Predecessor Fund, and therefore, the performance information for the period prior to the reorganization is that of the Predecessor Fund.

The bar chart and performance table below show the variability of the Predecessor Fund’s returns, which may be an indication of the risks of investing in the International Fund. The bar chart shows performance of the International Fund’s Class I shares for each full calendar year since the Predecessor Fund’s inception. After tax returns for Class A and Class C shares, which are not presented, will vary from the returns of Class I shares. The performance table compares the performance of the International Fund’s Class I shares over time to the performance of a broad-based securities market index. You should be aware that the Predecessor Fund’s past performance (before and after taxes) may not be an indication of how the International Fund will perform in the future. Also, shareholder reports containing financial and performance information are delivered to shareholders semi-annually. Updated performance information will be available at no cost by calling the International Fund toll-free at 877.314.9006.

Performance Bar Chart

Calendar Year Ended December 31

Best Quarter: 4th Quarter 2020, 17.78%

Worst Quarter: 1st Quarter 2020, (29.63)%

The year-to-date return as of the most recent fiscal quarter, which ended June 30, 2023, was 8.82%.

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Performance Table

Average Annualized Total Returns

For periods ended December 31, 2022

	One Year	Five Years	Since Inception of the Predecessor Fund (05-03-2016)
Class I Return before taxes	(10.02)%	(2.33)%	1.35%
Class I Return after taxes on distributions	(9.71)%	(2.55)%	1.07%
Class I Return after taxes on distributions and sale of Fund shares	(4.63)%	(1.44)%	1.27%
Class A Return with sales charge before taxes	(14.83)%	(3.57)%	0.33%
Class C Return before taxes	(10.98)%	(3.31)%	0.43%
MSCI ACWI ex-US Index (reflects no deduction for fees, expenses or taxes)(1)	(16.00)%	0.88%	4.97%
(1)	The MSCI ACWI ex-US Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The index is not available for direct investment.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Investment Adviser. Centerstone Investors, LLC serves as the International Fund’s Adviser.

Portfolio Manager. The following individual serves as the International Fund’s portfolio manager:

Portfolio Manager	Primary Title	With the International Fund since
Abhay Deshpande, CFA	Founder & Chief Investment Officer of the Adviser	May 2016

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Centerstone International Fund, c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474), or by telephone at 877.314.9006. Investors who wish to purchase or redeem International Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment for Class A shares, Class C shares and Class I shares is $2,500, ($1,000 for IRAs and other retirement plans). The minimum subsequent investment amount is $100 for each Class (also $100 for IRAs and other retirement plans). There is no minimum initial or subsequent investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the International Fund through omnibus arrangements. These limits are applied on a per transaction basis. The International Fund may waive or reduce its minimum investment amount from time to time in the sole discretion of the Adviser.

Tax Information. The International Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase International Fund shares through a broker-dealer or other financial intermediary (such as a bank), the International Fund and its related companies may pay the intermediary for the sale of International Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the International Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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